Press release 06.29.2017 Bank issues 5-year unsecured senior notes BBVA Compass Bancshares, Inc. closes $750 million senior notes offering BBVA Compass Bancshares, Inc., a Sunbelt-based bank holding company (BBVA Compass), announced today that its wholly-owned subsidiary Compass Bank has closed the sale of $750 million in aggregate principal amount of its 2.875 percent unsecured senior notes (Senior Notes). The Senior Notes were sold at a price of 99.847 percent of par. The Senior Notes will mature on June 29, 2022, and will bear interest at a rate of 2.875 percent per annum, payable semi-annually in arrears on June 29 and December 29 of each year, beginning on December 29, 2017. Compass Bank intends to use the proceeds of the offering for general corporate purposes and as a source of diversification of its funding base. Merrill Lynch, Pierce, Fenner & Smith Incorporated, BBVA Securities Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co LLC acted as joint book-running managers for the offering of the Senior Notes. Additional information pertaining to BBVA Compass’ fixed income issuances can be found on our website at bbvacompass.com under the Investor Relations tab. Contact Details: Christina Anderson Ed Bilek External Communications Investor Relations Tel. 205 524 5214 Tel. 205 297 3331 christina.anderson@bbva.com ed.bilek@bbva.com To learn more about BBVA Compass, visit: bbvacompass.com For more news visit: bbva.com and newsroom.bbvacompass.com

06.29.2017 About BBVA Group BBVA is a customer-centric global financial services group founded in 1857. The Group is the largest financial institution in Spain and Mexico and it has leading franchises in South America and the Sunbelt Region of the United States; and it is also the leading shareholder in Garanti, Turkey’s biggest bank for market capitalization. Its diversified business is focused on high-growth markets and it relies on technology as a key sustainable competitive advantage. Corporate responsibility is at the core of its business model. BBVA fosters financial education and inclusion, and supports scientific research and culture. It operates with the highest integrity, a long-term vision and applies the best practices. More information about BBVA Group can be found at bbva.com. About BBVA Compass BBVA Compass is a Sunbelt-based financial institution that operates 657 branches, including 342 in Texas, 89 in Alabama, 63 in Arizona, 61 in California, 45 in Florida, 38 in Colorado and 19 in New Mexico. BBVA Compass ranks among the top 25 largest U.S. commercial banks based on deposit market share and ranks among the largest banks in Alabama (2nd), Texas (4th) and Arizona (5th). BBVA Compass has been recognized as one of the leading small business lenders by the Small Business Administration (SBA) and ranked 5th nationally in the total number of SBA loans originated in fiscal year 2016. Additional information about BBVA Compass can be found at bbvacompass.com. For more BBVA Compass news, follow @BBVACompassNews on Twitter or visit newsroom.bbvacompass.com.

06.29.2017 Forward-Looking Statements Certain statements in this press release may contain forward-looking statements about BBVA Compass Bancshares, Inc. (the “Company”) and its industry that involve substantial risks and uncertainties. The use of “we,” “our” and similar terms refer to the Company. Statements other than statements of current or historical fact, including statements regarding our future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to the Company, constitute forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward- looking statements. These forward-looking statements reflect the Company’s views regarding future events and financial performance. Such statements are subject to risks, uncertainties, assumptions and other important factors, many of which may be beyond the Company’s control, that could cause actual results to differ materially from anticipated results. If the Company’s assumptions and estimates are incorrect, or if the Company becomes subject to significant limitations as the result of litigation or regulatory action, then the Company’s actual results could vary materially from those expressed or implied in these forward- looking statements. The forward-looking statements are and will be based on the Company’s then current views and assumptions regarding future events and speak only as of their dates made. The Company assumes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by securities law or regulation. For further information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 1, 2017, as updated by our subsequent SEC filings.